UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 1, 2003
(Date of earliest event reported)

Polymer Solutions, Inc.

(Exact name of Registrant as specified in its charter)

Nevada	0-18583	88-0360526

(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

1569 Dempsey Road, North Vancouver, British Columbia, CANADA		V7K 1S8

(Address of Principal Executive Office)		(Zip Code)

Registrant’s telephone number, including area code	(604) 683-3473

TABLE OF CONTENTS

ITEM 7. Financial Statements and Exhibits.
ITEM 12. Disclosure of Results of Operations and Financial Condition.
SIGNATURES

ITEM 7.     Financial Statements and Exhibits.

(c)	Exhibits

The following exhibit is filed herewith:

99.1 News Release of the Registrant dated August 1, 2003.

ITEM 12.     Disclosure of Results of Operations and Financial Condition.

     On August 1, 2003, Polymer Solutions, Inc. (the “Company”) announced its earnings for the quarter ending June 30, 2003. The information contained in this current report, including exhibits attached hereto, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any registration statement or other filing pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

     The attached press release contains forward-looking statements relating to the Company’s performance during 2003. A more thorough discussion of certain factors which may affect the Company’s operating results is included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2003, and will also be included in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2003 to be filed in the third calendar quarter of 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLYMER SOLUTIONS, INC.

Date	August 1, 2003	/s/ E. Laughlin Flanagan

E. Laughlin Flanagan President and Chief Executive Officer